SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2002 (July
                                 15, 2002)


                          NTL COMMUNICATIONS CORP.
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             (Exact Name of Registrant as Specified in Charter)


Delaware                           001-22616                    52-1822078
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(State or Other                 (Commission File              (IRS Employer
Jurisdiction of                     Number)                Identification No.)
Incorporation)


               110 East 59th Street, New York, New York 10022
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            (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, including area code: (212) 906-8440


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       (Former Name or Former Address, if Changed Since Last Report)


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
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99.1              Press Release, dated November 29, 2002.

ITEM 9.           REGULATION FD DISCLOSURE
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         On November 29, 2002, NTL Incorporated, the parent company of NTL
Communications Corp., issued a press release announcing that it expects that it will reach agreement in principle on the final terms of the various arrangements necessary for NTL to consummate its plan of reorganization with the providers of the exit facility and the steering committee of the banks in the very near future. NTL Incorporated further announced that, in light of this agreement, the DIP facility has been extended and that all parties expect the effective date to occur in the very near future.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NTL Communications Corp.
                                      (Registrant)

                                      By:
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                                             Name:  Richard J. Lubasch
                                             Title: Executive Vice President,
                                                    General Counsel and
                                                    Secretary


Dated: December 2, 2002


EXHIBIT INDEX
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Exhibit
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99.1              Press Release, dated November 29, 2002.